SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 7, 2008

PUBLIC SERVICE COMPANY OF OKLAHOMA
(Exact Name of Registrant as Specified in Its Charter)

0-343	Oklahoma	73-0410895
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2008, Public Service Company of Oklahoma (the “Company”) filed an amendment to its certificate of incorporation with the Oklahoma Secretary of State.  The amendment provides the holders of shares of preferred stock of the Company the right to vote upon matters submitted for approval by the shareholders of the Company.  Prior to the amendment, holders of shares of preferred stock were permitted to vote only in certain limited circumstances.

The foregoing description of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the amendment to the Certificate of Incorporation adopted by the Board of Directors and approved by the sole shareholder, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC SERVICE COMPANY OF OKLAHOMA
By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary
May 7, 2008

Exhibit 3.1

MINIMUM FEE: $50.00
If the authorized capital is increased in excess of fifty thousand dollars ($50,000.00), the filing fee shall be an amount equal to one-tenth of one percent (1/10th of 1%) of such increase.
FILE IN DUPLICATE
PRINT CLEARLY

AMENDED
CERTIFICATE OF INCORPORATION
 (AFTER RECEIPT OF PAYMENT OF STOCK)

TO:	OKLAHOMA SECRETARY OF STATE 2300 N. Lincoln Blvd., Room 101, State Capitol Building Oklahoma City, Oklahoma 73105-4897 (405)-522-4560

The undersigned Oklahoma corporation, for the purpose of amending its certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1.         A.            The name of the corporation is:

Public Service Company of Oklahoma

B.           As amended: The name of the corporation has been changed to:

_____________________________________________________________________________
(Please Note: The new name of the corporation MUST contain one of the following words: association, company, corporation, club, foundation, fund, incorporated, institute, society, union, syndicate or limited or one of the abbreviations co., corp., inc. or ltd. )

2.            The name of the registered agent and the street address of the registered office in the State of Oklahoma is:

CT Corporation System	120 N. Robinson #735	Oklahoma City, OK		73102
Name of Agent	Street Address	City	County	Zip Code
(P.O. BOXES ARE NOT ACCEPTABLE)

3.     The duration of the corporation is:  perpetual

4.           The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:

NUMBER OF SHARES	SERIES	PAR VALUE PER SHARE
	(If any)	(Or, if without par value, so state)

COMMON 11,000,000		$15.00
PREFERRED 700,000	All Series	$100.00

5.	Set forth clearly any and all amendments to the certificate of incorporation which are desired to be made:

That Article VI, Paragraph 7(a) of the Restated Certificate of Incorporation of the
Company be amended and restated in its entirety as follows:

(a)   Each record holder of outstanding shares of Preferred Stock shall, at all meetings of stockholders of the corporation, have one (1) vote for each share of Preferred Stock held by such holder, and the Preferred Stock shall vote with the Common Stock and not as a separate class, except as expressly provided in Paragraph (4) or (5) of this Article IV or in this Paragraph (7) and except as may be required by law.  In such excepted cases, each record holder of outstanding shares of the Preferred Stock shall have ten (10) votes for each share of the Preferred Stock held by such holder, except as may be required by law, and shall not vote together with the Common Stock.  Each record holder of outstanding shares of Common Stock shall, at all meetings of stockholders of the corporation, have one (1) vote for each share of Common Stock held by him, except as otherwise provided in this Paragraph (7)

      That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

That thereafter, pursuant to said resolution of its Board of Directors, the unanimous written consent of the sole shareholder of said corporation was delivered, as required by statute in favor of the amendment(s).

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President or Vice President and attested by its Secretary or Assistant Secretary, this 1st day of May, 2008.

   By    /s/ Robert P. Powers_______

Vice President

Robert P. Powers
           (PLEASE PRINT NAME)

 ATTEST:

By:  /s/ Thomas G. Berkemeyer

Assistant  Secretary

Thomas G. Berkemeyer
            (PLEASE PRINT NAME)
(SOS FORM 004-12/01)